UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288

Franklin Strategic Mortgage Portfolio

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended September 30, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade and geopolitical stress. The U.S. Federal Reserve (Fed) raised its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% to 2.50%, but lowered it by 0.25% at both its July and September 2019 meetings, resulting in a rate of 2.00% by period-end. The Fed cited muted inflation pressures and the potential effects of global trade tensions on economic growth as rationale for easing the rate. The 10-year U.S. Treasury yield began the period at 3.05% and decreased to 1.68% at period-end. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +10.30% return.1

After the reporting period, in a further effort to sustain economic expansion, while fostering a strong labor market and stable inflation, the Fed lowered the federal funds rate by 0.25%, to 1.75% at its October meeting.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Strategic Mortgage Portfolio’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Sonal Desai, Ph.D.

Executive Vice President, Chief Investment Officer

Franklin Templeton Fixed Income Group

This letter reflects our analysis and opinions as of September 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Strategic Mortgage Portfolio

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.1

Performance Overview

For the 12 months ended September 30, 2019, the Fund’s Class A shares posted a +7.08% total return. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index, which measures the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, posted a +7.80% total return.2 In comparison, the Fund’s secondary benchmark, the FTSE US Broad Investment-Grade Bond Index (USBIG®)Mortgage Index, which tracks the performance of 30- and 15-year Ginnie Mae, Fannie Mae and Freddie Mac securities, as well as Fannie Mae and Freddie Mac balloon mortgages, posted a +8.07% total return.2 The Lipper U.S. Mortgage Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in mortgages and securities issued or guaranteed by the U.S. government and certain federal agencies, posted a +7.58% total return.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Portfolio Composition

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the 12 months ended September 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated in the second and third quarters, due partly to weakness in inventory and business investment. The manufacturing sector expanded during most of the period, but contracted in August and September 2019. The services sector continued to expand throughout the period, although the rate of expansion slowed in September. The unemployment rate decreased from 3.7%

1. Guarantees of timely payment of principal and interest do not apply to the market prices and yield of the security or to the net asset value or performance of the Fund. Ginnie Mae pass-through securities are backed by the full faith and credit of the U.S. government. Although U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the 12 months ended 9/30/19, this category consisted of 126 funds. Lipper calculations do not include sales charges or subsidization by a fund’s manager. The Fund’s performance relative to the average might have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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in September 2018 to 3.5% at period-end.4 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.3% in September 2018 to 1.7% at period-end.4

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its December 2018 meeting, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate range for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. In September, the Fed further lowered the federal funds target rate range to 1.75%–2.00%, reiterating the rationale cited at the July meeting.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs in late 2018, but fell to multi-year lows in 2019’s third quarter. Political uncertainties in the U.S. (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, slower domestic and global economic growth, the Fed’s more accommodative monetary policy stance and expectations of more stimulus from global central banks weighed on the Treasury yield at certain points during the period. However, several better-than-expected U.S. economic reports and periods of optimism about a potential U.S.-China trade deal supported the yield. During the period’s second half, the 10-year yield fell persistently below certain short-term yields due to weaker economic data, escalating U.S. trade tensions with China and other trading partners, and the Fed’s recent monetary policy easing. Overall, the 10-year Treasury yield declined from 3.05% at the beginning of the period to 1.68% at period-end.

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s net assets in mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.1 These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may purchase or sell mortgage securities on a delayed-delivery or forward commitment basis through the “to-be-announced” (TBA) market. We may also invest in other types of mortgage securities that may be issued by private issuers, including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), credit risk transfer securities, home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs) and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities. The Fund may invest up to 15% of its net assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities. In addition, the Fund may invest up to 20% of its net assets in high-yield, lower-quality securities rated, at the time of purchase, below BBB by Standard & Poor’s, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. The Fund may also invest up to 33% of its gross assets in mortgage dollar rolls. The Fund may invest a small portion of its assets directly in whole mortgage loans.

Dividend Distributions*

10/1/18–9/30/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
October	2.5689	2.7699	2.2486	2.8541	2.7671
November	2.5604	2.7437	2.2686	2.8184	2.7397
December	3.1824	3.3739	2.8960	3.4504	3.3688
January	2.4847	2.6770	2.1793	2.7559	2.6731
February	2.4776	2.6527	2.2011	2.7441	2.6487
March	2.3148	2.4962	2.0348	2.5914	2.4925
April	2.5963	2.7969	2.2779	2.9030	2.7998
May	2.3936	2.5884	2.0841	2.6909	2.5847
June	2.2558	2.4335	1.9749	2.5268	2.4299
July	2.5971	2.8069	2.2646	2.9169	2.8025
August	2.4164	2.6080	2.1123	2.7083	2.6042
September	2.3166	2.4826	1.9961	2.6172	2.5188
Total	30.1646	32.4297	26.5383	33.5774	32.4298

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Manager’s Discussion

For the Bloomberg Barclays indexes related to the Fund, total returns were positive, but most sectors could not keep up with the performance of Treasuries. The CMBS and ABS posted positive excess returns and outpaced Treasuries. In contrast, agency MBS Ginnie Mae, MBS, Fannie Mae and Freddie Mac markets had negative excess returns and underperformed Treasuries.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

The U.S. housing market is on solid footing as mortgage credit remains healthy. Strong mortgage credit fundamentals have been sustained as underwriting remains tight, mortgage credit availability is low from a historical perspective and mortgage delinquencies are declining. Additionally, supply and demand trends support continued home price appreciation (HPA). For 2019 we expect home prices nationally to appreciate between 3-4%, but given stretched levels of housing affordability, we do expect HPA to slow over the next 12-months.

The low mortgage rates that have persisted for the better part of a decade have led to a compressed stack for agency mortgages. Lower mortgage rates over the last few months have increased refinance incentive and led to higher refinance activity. We expect this dynamic to continue with about 60% of the existing universe considered to be refinance able.

With the Fed continuing to let their agency MBS wind down, the excess MBS supply is expected to be absorbed by banks, overseas investors and money managers. Spreads remain at the tighter end of their longterm historical range but are cheap more near-term. While we expect prepayments to remain elevated, underlying fundamentals continue to remain relatively supportive.

Our shorter duration positioning contributed to relative performance as interest-rate movements helped the portfolio. The Fund’s overweight exposure to non-agency residential mortgage-backed securities (RMBS) and security selection within fixed-rate agency MBS were strong contributors to performance. Allocation to ARMS and CMBS security selection also contributed to performance relative to the benchmark

In terms of our sector allocation, we maintained our largest allocations in agency MBS, but we continued to hold an underweighted position in the sector relative to the benchmark as we believe there are better opportunities in the non-agency sectors and reduced sector exposure over the period. Within the agency MBS sector, we increased our allocation to 3.0% coupon securities and reduced our exposure to 4.0% and 3.5% MBS. The portfolio’s heaviest mortgage allocations were in 3.5%, 3.0% and 4.0% coupon securities. We were overweight in the RMBS sector relative to the benchmark and added to exposure during the reporting period. We favored post-crisis bonds over legacy positions with our largest allocations in credit risk transfer (CRT) securities, followed by re-performing loan (RPL) and prime jumbo RMBS where both fundamental and technical forces remain positive. We remained overweight in the CMBS sector relative to the benchmark, but reduced exposure over the period. We prefer to remain at the top of the capital structure as commercial real estate (CRE) prices have surpassed pre-financial crisis levels, effective rents are slowing, and vacancies are on the rise. Coupled with the slowdown, we are also observing an easing in underwriting standards, especially in multifamily originations by government-sponsored enterprises (GSEs).

In October 2019, after period-end, Roger Bayston stepped off as Portfolio Manager of the Fund, while Neil Dhruv was added as a Portfolio Manager.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Paul Varunok

David Yuen, CFA, FRM

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Performance Summary as of September 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4,5

1-Year	+7.08%		+3.04%

5-Year	+12.56%		+1.61%

10-Year	+49.47%		+3.71%

Advisor[6]

1-Year	+7.23%		+7.23%

5-Year	+13.85%		+2.63%

10-Year	+53.11%		+4.35%

	Distribution	30-Day Standardized Yield[8]

Share Class	Rate[7]	(with fee waiver)	(without fee waiver)

A	2.84%	2.31%	2.15%

Advisor	3.21%	2.65%	2.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/09–9/30/19)

Advisor Class (10/1/09–9/30/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

PERFORMANCE SUMMARY

Distributions (10/1/18–9/30/19)

Share Class	Net Investment Income

A	$0.301646

A1	$0.324297

C	$0.265383

R6	$0.335774

Advisor	$0.324298

Total Annual Operating Expenses10

Share Class	With Fee Waiver	Without Fee Waiver

A	1.01%	1.21%

Advisor	0.76%	0.96%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The fund may be affected by issuers that fail to make interest payments and repay principal when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Performance quotations for Class A shares reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on Class A1 performance and including the Class A Rule 12b-1 fee, and (b) for periods after 2/1/12, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Effective 2/1/12, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 fee. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on the Fund’s oldest share class, Class A1, excluding the effect of its maximum initial sales charge; and (b) for periods after 2/1/12, actual Advisor Class performance is used, reflecting all charges and fees applicable to that class.

7. Distribution rate is based on an annualization of the sum of distributions per share for the 30 days of September and the maximum offering price (NAV for Advisor Class) on 9/30/19.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Source: Morningstar. The Bloomberg Barclays U.S. MBS Fixed Rate Index is the fixed-rate component of the Bloomberg Barclays U.S. MBS Index and includes the agency mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The FTSE USBIG Mortgage Index comprises 30- and 15-year GNMA, FNMA and FHLMC securities, as well as FNMA and FHLMC balloon mortgages, and is reconstituted each month to reflect new issuance and principal pay-downs.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Ending Account Value 9/30/19	Expenses Paid During Period 4/1/19–9/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,030.40	$5.09	$1,020.05	$5.06	1.00%
A1	$1,000	$1,031.70	$3.82	$1,021.31	$3.80	0.75%
C	$1,000	$1,028.40	$7.12	$1,018.05	$7.08	1.40%
R6	$1,000	$1,033.60	$3.11	$1,022.01	$3.09	0.61%
Advisor	$1,000	$1,031.80	$3.82	$1,021.31	$3.80	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Income from investment operations[a]:

Net investment income	0.267	0.243 [b]	0.147	0.144	0.185

Net realized and unrealized gains (losses)	0.355	(0.359)	(0.106)	0.135	0.088

Total from investment operations	0.622	(0.116)	0.041	0.279	0.273

Less distributions from:

Net investment income	(0.302)	(0.294)	(0.267)	(0.199)	(0.213)

Tax return of capital	—	—	(0.004)	—	—

Total distributions	(0.302)	(0.294)	(0.271)	(0.199)	(0.213)

Net asset value, end of year	$ 9.25	$ 8.93	$ 9.34	$ 9.57	$ 9.49

Total return[c]	7.08%	(1.25)%	0.45%	2.98%	2.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.24%	1.21%	1.17%	1.00%	1.01%

Expenses net of waiver and payments by affiliates	1.00% [d]	1.06% [d]	1.16% [d]	0.99% [d]	1.01% [e]

Net investment income	2.93%	2.67%	1.82%	1.47%	1.84%

Supplemental data

Net assets, end of year (000’s)	$18,313	$16,303	$21,143	$34,191	$26,328

Portfolio turnover rate	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

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FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.94	$ 9.35	$ 9.58	$ 9.49	$ 9.44

Income from investment operations[a]:

Net investment income	0.285	0.268 [b]	0.177	0.160	0.197

Net realized and unrealized gains (losses)	0.349	(0.360)	(0.113)	0.153	0.090

Total from investment operations	0.634	(0.092)	0.064	0.313	0.287

Less distributions from:

Net investment income	(0.324)	(0.318)	(0.289)	(0.223)	(0.237)

Tax return of capital	—	—	(0.005)	—	—

Total distributions	(0.324)	(0.318)	(0.294)	(0.223)	(0.237)

Net asset value, end of year	$9.25	$8.94	$9.35	$9.58	$9.49

Total return[c]	7.22%	(1.00)%	0.70%	3.34%	3.06%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.99%	0.96%	0.92%	0.75%	0.76%

Expenses net of waiver and payments by affiliates	0.75% [d]	0.81% [d]	0.91% [d]	0.74% [d]	0.76% [e]

Net investment income	3.18%	2.92%	2.07%	1.72%	2.09%

Supplemental data

Net assets, end of year (000’s)	$29,286	$32,802	$40,844	$53,432	$59,352

Portfolio turnover rate	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Income from investment operations[a]:

Net investment income	0.230	0.207 [b]	0.112	0.112	0.142

Net realized and unrealized gains (losses)	0.355	(0.359)	(0.109)	0.130	0.093

Total from investment operations	0.585	(0.152)	0.003	0.242	0.235

Less distributions from:

Net investment income	(0.265)	(0.258)	(0.229)	(0.162)	(0.175)

Tax return of capital	—	—	(0.004)	—	—

Total distributions	(0.265)	(0.258)	(0.233)	(0.162)	(0.175)

Net asset value, end of year	$9.25	$8.93	$9.34	$9.57	$9.49

Total return[c]	6.65%	(1.64)%	0.06%	2.57%	2.51%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.64%	1.61%	1.57%	1.40%	1.41%

Expenses net of waiver and payments by affiliates	1.40% [d]	1.46% [d]	1.56% [d]	1.39% [d]	1.41% [e]

Net investment income	2.53%	2.27%	1.42%	1.07%	1.44%

Supplemental data

Net assets, end of year (000’s)	$3,843	$4,513	$6,308	$9,468	$4,067

Portfolio turnover rate	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2019	2018	2017[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.92	$ 9.33	$ 9.38

Income from investment operations[b]:

Net investment income	0.296	0.282 [c]	0.003

Net realized and unrealized gains (losses)	0.360	(0.363)	(0.002)

Total from investment operations	0.656	(0.081)	0.001

Less distributions from:

Net investment income	(0.336)	(0.329)	(0.050)

Tax return of capital	—	—	(0.001)

Total distributions	(0.336)	(0.329)	(0.051)

Net asset value, end of year	$ 9.24	$ 8.92	$ 9.33

Total return[d]	7.49%	(0.87)%	0.01%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.00%	1.01%	1.83%

Expenses net of waiver and payments by affiliates	0.62% [f]	0.69% [f]	0.75% [f]

Net investment income	3.31%	3.04%	2.23%

Supplemental data

Net assets, end of year (000’s)	$383	$432	$5

Portfolio turnover rate	223.36%	243.65%	244.09%

Portfolio turnover rate excluding mortgage dollar rolls[g]	139.83%	153.69%	111.62%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(e) regarding mortgage dollar rolls.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.93	$ 9.33	$ 9.57	$ 9.48	$ 9.43

Income from investment operations[a]:

Net investment income	0.284	0.268 [b]	0.187	0.146	0.199

Net realized and unrealized gains (losses)	0.350	(0.351)	(0.133)	0.166	0.087

Total from investment operations	0.634	(0.083)	0.054	0.312	0.286

Less distributions from:

Net investment income	(0.324)	(0.317)	(0.289)	(0.222)	(0.236)

Tax return of capital	—	—	(0.005)	—	—

Total distributions	(0.324)	(0.317)	(0.294)	(0.222)	(0.236)

Net asset value, end of year	$ 9.24	$ 8.93	$ 9.33	$ 9.57	$ 9.48

Total return	7.23%	(1.00)%	0.70%	3.34%	3.06%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.99%	0.96%	0.92%	0.75%	0.76%

Expenses net of waiver and payments by affiliates	0.75% [c]	0.81% [c]	0.91% [c]	0.74% [c]	0.76% [d]

Net investment income	3.18%	2.92%	2.07%	1.72%	2.09%

Supplemental data

Net assets, end of year (000’s)	$10,907	$6,574	$7,632	$8,264	$12,651

Portfolio turnover rate	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[e]	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments, September 30, 2019

	Principal Amount*	Value

Corporate Bonds 0.2%
Insurance Brokers 0.0%†
[a] Ambac Assurance Corp., Subordinated Note, 144A, 5.10%, 6/07/20	$236	$345
[a,b] Ambac LSNI LLC, senior note, first lien, 144A, FRN, 7.104%, (3-month USD LIBOR + 5.00%), 2/12/23 (Cayman Islands)	1,016	1,029

Real Estate Services 0.2%
American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	100,000	107,986

Total Corporate Bonds (Cost $100,792)		109,360

U.S. Government and Agency Securities 0.8%
U.S. Treasury Bond,
4.75%, 2/15/37	225,000	322,704
4.25%, 11/15/40	131,000	181,977

Total U.S. Government and Agency Securities (Cost $474,646)		504,681

Asset-Backed Securities and Commercial Mortgage-Backed Securities 27.2%
Finance 27.2%
[c] American Home Mortgage Investment Trust, 2005-1, 6A, FRN, 4.043%, (6-month USD LIBOR + 2.00%), 6/25/45	85,967	88,243
[a] American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	147,997	154,166
[a,d,e] Anthracite Ltd., 2004-HY1A, E, 144A, 7.147%, 6/20/41	1,598,000	24
[f,g] Bank, 2018-BN13, XA, IO, FRN, 0.665%, 8/15/61	2,485,066	84,902
[c] Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 2.898%, (1-month USD LIBOR + 0.88%), 11/25/34	3,634	3,641
[a,c] Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.618%, (1-month USD LIBOR + 1.60%), 4/25/28	159,843	160,088
[a] BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	136,711	139,857
[a,f] BX Commercial Mortgage Trust, 2018-IND, A, 144A, FRN, 2.778%, 11/15/35	109,939	110,045
[a] Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	20,066	19,949
[a,f] CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	153,458	160,485
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	184,463	189,926
2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	278,283	290,796
[a,f] Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	18,204	17,939
[f] Commercial Mortgage Trust,
2006-GG7, AJ, FRN, 5.825%, 7/10/38	90,000	83,399
2006-GG7, AM, FRN, 5.825%, 7/10/38	35,845	36,089
[f] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	269,540	292,355
[f] Conseco Financial Corp., 1998-6, A8, FRN, 6.66%, 6/01/30	75,533	78,259
[a] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	355,752	363,514
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	430,000	456,365
[a,f] CSMC, 2009-15R, 3A1, 144A, FRN, 5.154%, 3/26/36	10,272	10,325
[a,f] CSMC Trust, 2014-OAK1, 1A1, 144A, FRN, 3.00%, 11/25/29	111,279	111,785
[c] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 2.768%, (1-month USD LIBOR + 0.75%), 3/25/34	54,638	55,045
FHLMC Structured Agency Credit Risk Debt Notes,
[c] 2013-DN2, M2, FRN, 6.268%, (1-month USD LIBOR + 4.25%), 11/25/23	204,968	220,724
[c] 2014-DN3, M3, FRN, 6.018%, (1-month USD LIBOR + 4.00%), 8/25/24	174,392	184,432
[c] 2014-DN4, M3, FRN, 6.568%, (1-month USD LIBOR + 4.55%), 10/25/24	160,676	172,249
[c] 2014-HQ1, M3, FRN, 6.118%, (1-month USD LIBOR + 4.10%), 8/25/24	217,073	230,247
[c] 2014-HQ3, M3, FRN, 6.768%, (1-month USD LIBOR + 4.75%), 10/25/24	174,070	184,995

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[c] 2015-DN1, M3, FRN, 6.168%, (1-month USD LIBOR + 4.15%), 1/25/25	$155,313	$161,210
[c] 2015-HQ1, M3, FRN, 5.818%, (1-month USD LIBOR + 3.80%), 3/25/25	397,615	409,375
[c] 2015-HQ2, M3, FRN, 5.268%, (1-month USD LIBOR + 3.25%), 5/25/25	250,000	262,786
[c] 2016-DNA2, M3, FRN, 6.668%, (1-month USD LIBOR + 4.65%), 10/25/28	250,000	268,170
[c] 2016-HQA2, M2, FRN, 4.268%, (1-month USD LIBOR + 2.25%), 11/25/28	101,507	102,000
[c] 2016-HQA2, M3, FRN, 7.168%, (1-month USD LIBOR + 5.15%), 11/25/28	250,000	272,153
[f] 2017-DNA1, M2, FRN, 5.268%, 7/25/29	250,000	262,380
[c] 2017-DNA3, M2, FRN, 4.518%, (1-month USD LIBOR + 2.50%), 3/25/30	250,000	255,618
[f] 2017-HQA1, M2, FRN, 5.568%, 8/25/29	250,000	262,831
[a,f] Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	144,983	148,669
[c] FNMA, 2007-1, NF, FRN, 2.268%, (1-month USD LIBOR + 0.25%), 2/25/37	77,054	77,076
FNMA Connecticut Avenue Securities,
[c] 2013-C01, M2, FRN, 7.268%, (1-month USD LIBOR + 5.25%), 10/25/23	178,996	198,034
[c] 2014-C01, M2, FRN, 6.418%, (1-month USD LIBOR + 4.40%), 1/25/24	248,135	269,730
[c] 2014-C02, 1M2, FRN, 4.618%, (1-month USD LIBOR + 2.60%), 5/25/24	144,192	150,456
[c] 2014-C02, 2M2, FRN, 4.618%, (1-month USD LIBOR + 2.60%), 5/25/24	289,544	300,317
[c] 2014-C03, 1M2, FRN, 5.018%, (1-month USD LIBOR + 3.00%), 7/25/24	198,268	208,326
[c] 2014-C03, 2M2, FRN, 4.918%, (1-month USD LIBOR + 2.90%), 7/25/24	149,659	155,999
[c] 2014-C04, 1M1, FRN, 6.918%, (1-month USD LIBOR + 4.90%), 11/25/24	229,164	250,322
[c] 2015-C01, 1M2, FRN, 6.318%, (1-month USD LIBOR + 4.30%), 2/25/25	159,551	169,166
[c] 2015-C01, 2M2, FRN, 6.568%, (1-month USD LIBOR + 4.55%), 2/25/25	133,789	138,918
[c] 2016-C03, 1M1, FRN, 4.018%, (1-month USD LIBOR + 2.00%), 10/25/28	109,311	109,647
[f] 2016-C04, 1M2, FRN, 6.268%, 1/25/29	115,571	122,220
[f] 2016-C05, 2M2, FRN, 6.468%, 1/25/29	184,592	194,579
[c] 2016-C06, 1M1, FRN, 3.318%, (1-month USD LIBOR + 1.30%), 4/25/29	109,888	110,184
[c] 2017-C01, 1B1, FRN, 7.768%, (1-month USD LIBOR + 5.75%), 7/25/29	280,000	330,465
[c] 2017-C01, 1M1, FRN, 3.318%, (1-month USD LIBOR + 1.30%), 7/25/29	206,270	206,728
[f] 2017-C02, 2M1, FRN, 3.168%, 9/25/29	214,751	215,124
[f] 2017-C02, 2M2, FRN, 5.668%, 9/25/29	250,000	263,101
[f] 2017-C05, 1M2, FRN, 4.218%, 1/25/30	250,000	253,465
[f] 2017-C06, 1M2, FRN, 4.668%, 2/25/30	250,000	255,864
[f] 2017-C07, 1M1, FRN, 2.668%, 5/25/30	262,043	262,149
[c] 2018-C02, 2M1, FRN, 2.668%, (1-month USD LIBOR + 0.65%), 8/25/30	20,837	20,839
[a,f] FREMF Mortgage Trust,
2011-K11, B, 144A, FRN, 4.567%, 12/25/48	170,000	173,833
2018-K72, B, 144A, FRN, 4.117%, 12/25/50	210,000	226,412
[f] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	97,540	85,116
[f] Green Tree Financial Corp., 1998-4, A7, FRN, 6.87%, 4/01/30	38,167	39,926
[f,g] GS Mortgage Securities Trust, 2017-GS5, XA, IO, FRN, 0.962%, 3/10/50	3,226,581	169,331
[c] GSAA Home Equity Trust, 2005-6, A3, FRN, 2.388%, (1-month USD LIBOR + 0.37%), 6/25/35	16,031	16,086
[c] GSAMP Trust, 2005-HE3, M2, FRN, 3.023%, (1-month USD LIBOR + 1.005%), 6/25/35	11,185	11,217
[a,f] Invitation Homes Trust, 2018-SFR4, A, 144A, FRN, 3.125%, 1/17/38	187,943	188,733
[a,f] JP Morgan Mortgage Trust, 2013-3, A3, 144A, FRN, 3.392%, 7/25/43	196,582	199,731
[f] JPMBB Commercial Mortgage Securities Trust, 2014-C24, AS, FRN, 3.914%, 11/15/47	250,000	265,084
[c] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 2.758%, (1-month USD LIBOR + 0.74%), 3/25/28	92,613	92,381

franklintempleton.com	Annual Report	17

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
[a,f] Mill City Mortgage Loan Trust,
2016-1, A, 144A, FRN, 2.50%, 4/25/57	$80,792	$81,117
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	132,139	135,266
2018-2, A1, 144A, FRN, 3.50%, 5/25/58	192,383	196,472
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	190,000	195,978
[c] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 2.753%, (1-month USD LIBOR + 0.735%), 1/25/35	17,111	17,365
[a] OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	250,000	251,691
[a,c] OBX Trust, 2018-1, A2, 144A, FRN, 2.668%, (1-month USD LIBOR + 0.65%), 6/25/57	104,676	104,500
[a] One Market Plaza Trust, 2017-1MKT, B, 144A, 3.845%, 2/10/32	350,000	361,795
[a] Progress Residential Trust, 2018-SFR2, A, 144A, 3.712%, 8/17/35	100,000	102,168
[a,c] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.418%, (1-month USD LIBOR + 1.40%), 3/25/28	105,959	106,130
[f] Residential Asset Securities Corp., 2004-KS8, AI6, FRN, 4.79%, 9/25/34	1,329	1,341
[a,f] Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	326,675	333,482
[a] Towd Point Mortgage Trust,
[f] 2015-1, 144A, FRN, 2.75%, 11/25/60	219,006	219,805
[f] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	85,609	86,056
[f] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	161,686	161,434
[f] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	172,441	171,847
[f] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	322,177	322,648
[f] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	260,151	263,171
[f] 2017-1, A2, 144A, FRN, 3.50%, 10/25/56	165,000	171,860
[f] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	67,392	67,988
[f] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	277,756	280,593
[c] 2017-5, A1, 144A, FRN, 2.618%, (1-month USD LIBOR + 0.60%), 2/25/57	77,823	77,719
[f] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	73,462	74,591
[f] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	158,801	162,261
[f] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	84,733	86,192
[f] 2018-6, A1A, 144A, FRN, 3.75%, 3/25/58	137,965	142,219
[f] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	269,736	283,232
[c] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 2.288%, (1-month USD LIBOR + 0.27%), 12/25/45	160,558	160,054
2005-AR8, 1A1A, FRN, 2.598%, (1-month USD LIBOR + 0.58%), 7/25/45	86,530	86,338
[a,f] Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	114,579	117,121
[f] Wells Fargo Mortgage Backed Securities Trust,
2004-W, A9, FRN, 4.843%, 11/25/34	54,077	56,501
2005-AR10, 2A3, FRN, 4.968%, 6/25/35	51,128	52,429
2005-AR9, 2A2, FRN, 4.658%, 10/25/33	88,937	90,063

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $16,971,069)		17,057,022

Mortgage-Backed Securities 73.0%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 24.8%
[h] FHLMC 30 Year, 2.50%, 10/01/49	1,400,000	1,393,749
[h] FHLMC 30 Year, 3.00%, 10/01/49	2,620,000	2,660,119
FHLMC 30 Year, 3.50%, 10/01/47	1,387,308	1,437,833
FHLMC 30 Year, 4.50%, 8/01/48	721,582	771,552
FHLMC Gold 30 Year, 3.50%, 12/01/47	4,040,616	4,185,860

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC Gold 30 Year, 4.00%, 4/01/48	$602,498	$632,147
FHLMC Gold 30 Year, 4.00%, 5/01/48	3,145,718	3,297,689
FHLMC Gold 30 Year, 4.50%, 4/01/40	439,146	476,369
FHLMC Gold 30 Year, 5.00%, 10/01/33 - 2/01/39	293,936	323,161
FHLMC Gold 30 Year, 5.50%, 9/01/33	34,487	39,015
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	85,315	96,394
FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	47,241	52,699
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 3/01/32	60,169	62,906
FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30	87,856	91,748
FHLMC Gold 30 Year, 8.50%, 6/01/21	20	20
FHLMC Gold 30 Year, 9.00%, 9/01/30	15,108	15,281
FHLMC Gold 30 Year, 9.50%, 3/01/21 - 12/01/22	480	484

		15,537,026

[i] Federal National Mortgage Association (FNMA) Adjustable Rate 1.4%
FNMA, 3.547% - 4.75%, (6-month USD LIBOR +/- MBS Margin), 10/01/20 - 4/01/37	605,972	621,344
FNMA, 4.75% - 5.25%, (6-month USD LIBOR +/- MBS Margin), 1/01/22 - 7/01/38	270,368	275,762

		897,106

Federal National Mortgage Association (FNMA) Fixed Rate 38.1%
FNMA 30 Year, 3.00%, 9/01/48	3,337,853	3,420,349
FNMA 30 Year, 3.00%, 11/01/48	4,149,194	4,248,803
FNMA 30 Year, 3.00%, 5/01/49	193,558	196,615
FNMA 30 Year, 3.50%, 4/01/48	5,572,181	5,766,221
FNMA 30 Year, 3.50%, 6/01/49	203,512	209,250
FNMA 30 Year, 3.50%, 8/01/49	1,090,448	1,133,662
FNMA 30 Year, 3.50%, 7/01/56	983,191	1,035,432
FNMA 30 Year, 4.00%, 10/01/47	1,839,593	1,929,219
FNMA 30 Year, 4.50%, 11/01/47	1,549,076	1,660,567
FNMA 30 Year, 4.50%, 5/01/48	1,396,023	1,493,116
FNMA 30 Year, 5.00%, 4/01/34	84,991	91,873
FNMA 30 Year, 5.50%, 9/01/33 - 11/01/33	525,670	578,201
FNMA 30 Year, 5.50%, 11/01/34 - 11/01/35	389,483	438,404
FNMA 30 Year, 6.00%, 12/01/23 -10/01/34	292,455	334,980
FNMA 30 Year, 6.00%, 10/01/34 - 7/01/35	527,092	594,640
FNMA 30 Year, 6.00%, 8/01/35	65,232	72,339
FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32	456,266	510,141
FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32	18,376	21,292
FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31	22,311	25,486
FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28	120,064	127,063
FNMA 30 Year, 9.00%, 8/01/24 - 4/01/25	974	1,054
FNMA 30 Year, 9.50%, 11/01/21 - 4/01/30	29,021	29,908
FNMA 30 Year, 10.00%, 4/01/21	1,969	1,981

		23,920,596

Government National Mortgage Association (GNMA) Fixed Rate 8.7%
GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32	75,346	83,433
GNMA I SF 30 Year, 7.00%, 6/15/23 - 2/15/32	20,746	21,611
GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29	24,650	25,821

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

	Principal Amount*	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 8.00%, 1/15/22 - 9/15/27	$21,649	$22,982
GNMA I SF 30 Year, 8.25%, 3/15/21 - 5/15/21	6,285	6,298
GNMA I SF 30 Year, 8.50%, 10/15/21 - 7/15/24	14,640	14,677
[h] GNMA II SF 30 Year, 3.50%, 10/01/49	4,900,000	5,077,434
GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33	123,886	140,532
GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32	74,877	85,597
GNMA II SF 30 Year, 8.00%, 8/20/26	66	75
GNMA II SF 30 Year, 9.00%, 4/20/20 - 3/20/25	467	477
GNMA II SF 30 Year, 10.50%, 6/20/20	2	2

		5,478,939

Total Mortgage-Backed Securities (Cost $44,779,396)		45,833,667

Total Investments before Short Term Investments (Cost $62,325,903)		63,504,730

	Shares

Short Term Investments 13.3%

Money Market Funds (Cost $3,132,672) 5.0%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 1.71%	3,132,672	3,132,672

	Principal Amount*
Repurchase Agreements (Cost $5,217,627) 8.3%
[l] Joint Repurchase Agreement, 2.343%, 10/01/19 (Maturity Value $5,217,967)
BNP Paribas Securities Corp. (Maturity Value $2,572,718)
Deutsche Bank Securities Inc. (Maturity Value $930,103)
HSBC Securities (USA) Inc. (Maturity Value $1,715,146)
Collateralized by [m]U.S. Treasury Bills, 11/19/19; U.S. Treasury Notes, 1.375% - 3.125%, 1/31/20 - 7/31/26; and U.S. Treasury Strips, 2/15/24 - 5/15/35 (valued at $5,323,967)	$5,217,627	5,217,627

Total Investments (Cost $70,676,202) 114.5%		71,855,029

Other Assets, less Liabilities (14.5)%		(9,122,736)

Net Assets 100.0%		$62,732,293

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2019, the aggregate value of these securities was $7,224,987, representing 11.5% of net assets.

bThe coupon rate shown represents the rate at period end.

cThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

dFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

eSee Note 7 regarding defaulted securities.

fAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

gInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

hSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

iAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

jSee Note 3(f) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

lSee Note 1(b) regarding joint repurchase agreement.

mThe security was issued on a discount basis with no stated coupon rate.

At September 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond	Short	1	$ 191,906	12/19/19	$ 6,373
U.S. Treasury 2 Yr. Note	Long	21	4,525,500	12/31/19	(12,099)
U.S. Treasury 5 Yr. Note	Long	13	1,548,929	12/31/19	6,585
U.S. Treasury 30 Yr. Bond	Long	2	324,625	12/19/19	(5,456)
Ultra 10 Yr. U.S. Treasury Note	Long	11	1,566,469	12/19/19	(2,796)

Total Futures Contracts					$ (7,393)

*As of period end.

See Abbreviations on page 34.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$62,325,903
Cost - Non-controlled affiliates (Note 3f)	3,132,672
Cost - Unaffiliated repurchase agreements	5,217,627

Value - Unaffiliated issuers	$63,504,730
Value - Non-controlled affiliates (Note 3f)	3,132,672
Value - Unaffiliated repurchase agreements	5,217,627
Receivables:
Investment securities sold	4,510
Capital shares sold	11,796
Interest	159,585
Deposits with brokers for:
Futures contracts	45,826
Other assets	24

Total assets	72,076,770

Liabilities:
Payables:
Investment securities purchased	9,140,015
Capital shares redeemed	55,121
Management fees	20,603
Distribution fees	11,837
Transfer agent fees	11,870
Distributions to shareholders	7,716
Variation margin on futures contracts	1,104
Accrued expenses and other liabilities	96,211

Total liabilities	9,344,477

Net assets, at value	$62,732,293

Net assets consist of:
Paid-in capital	$65,512,744
Total distributable earnings (loss)	(2,780,451)

Net assets, at value	$62,732,293

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

September 30, 2019

Class A:
Net assets, at value	$18,312,604

Shares outstanding	1,980,025

Net asset value per share[a]	$9.25

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.61

Class A1:
Net assets, at value	$29,285,990

Shares outstanding	3,164,679

Net asset value per share[a]	$9.25

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.61

Class C:
Net assets, at value	$ 3,843,461

Shares outstanding	415,528

Net asset value and maximum offering price per share[a]	$9.25

Class R6:
Net assets, at value	$ 382,772

Shares outstanding	41,444

Net asset value and maximum offering price per share	$9.24

Advisor Class:
Net assets, at value	$10,907,466

Shares outstanding	1,180,427

Net asset value and maximum offering price per share	$9.24

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2019

Investment income:
Dividends:
Unaffiliated issuers	$5,768
Non-controlled affiliates (Note 3f)	39,216
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(86,964)
Paid in cash	2,439,104

Total investment income	2,397,124

Expenses:
Management fees (Note 3a)	244,054
Distribution fees: (Note 3c)
Class A	42,666
Class C	25,354
Transfer agent fees: (Note 3e)
Class A	27,788
Class A1	49,671
Class C	6,375
Class R6	732
Advisor Class	14,813
Custodian fees (Note 4)	2,201
Reports to shareholders	25,218
Registration and filing fees	89,139
Professional fees	86,499
Trustees’ fees and expenses	877
Pricing fees	52,648
Other	5,184

Total expenses	673,219
Expense reductions (Note 4)	(163)
Expenses waived/paid by affiliates (Note 3f and 3g)	(147,377)

Net expenses	525,679

Net investment income	1,871,445

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	65,676
Futures contracts	525,037

Net realized gain (loss)	590,713

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,686,040
Futures contracts	71,935

Net change in unrealized appreciation (depreciation)	1,757,975

Net realized and unrealized gain (loss)	2,348,688

Net increase (decrease) in net assets resulting from operations	$4,220,133

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended September 30,
	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$1,871,445	$1,922,043
Net realized gain (loss)	590,713	(1,332,463)
Net change in unrealized appreciation (depreciation)	1,757,975	(1,374,965)

Net increase (decrease) in net assets resulting from operations	4,220,133	(785,385)

Distributions to shareholders:
Class A	(566,480)	(602,559)
Class A1	(1,093,394)	(1,294,005)
Class C	(114,658)	(154,034)
Class R6	(15,777)	(14,606)
Advisor Class	(321,953)	(234,563)

Total distributions to shareholders	(2,112,262)	(2,299,767)

Capital share transactions: (Note 2)
Class A	1,414,591	(3,988,857)
Class A1	(4,557,614)	(6,372,489)
Class C	(798,773)	(1,549,778)
Class R6	(64,182)	445,374
Advisor Class	4,005,201	(755,598)

Total capital share transactions	(777)	(12,221,348)

Net increase (decrease) in net assets	2,107,094	(15,306,500)

Net assets:
Beginning of year	60,625,199	75,931,699

End of year	$62,732,293	$60,625,199

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Strategic Mortgage Portfolio (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on September 30, 2019.

c.  Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk.

A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund,

and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 8 regarding other derivative information.

e.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

f.  Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At September 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended September 30,
	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold[a]	589,470	$5,341,820	618,223	$5,675,089

Shares issued in reinvestment of distributions	58,246	529,369	60,586	552,130

Shares redeemed	(492,653)	(4,456,598)	(1,117,552)	(10,216,076)

Net increase (decrease)	155,063	$1,414,591	(438,743)	$(3,988,857)

Class A1 Shares:

Shares sold	74,450	$676,501	168,419	$1,536,070

Shares issued in reinvestment of distributions	113,202	1,028,209	133,959	1,220,695

Shares redeemed	(692,676)	(6,262,324)	(1,002,795)	(9,129,254)

Net increase (decrease)	(505,024)	$(4,557,614)	(700,417)	$(6,372,489)

Class C Shares:

Shares sold	86,691	$788,921	55,909	$508,693

Shares issued in reinvestment of distributions	11,907	108,113	15,537	141,601

Shares redeemed[a]	(188,273)	(1,695,807)	(241,517)	(2,200,072)

Net increase (decrease)	(89,675)	$(798,773)	(170,071)	$(1,549,778)

Class R6 Shares:

Shares sold	8,136	$73,528	64,115	$592,593

Shares issued in reinvestment of distributions	1,645	14,920	1,601	14,527

Shares redeemed	(16,801)	(152,630)	(17,785)	(161,746)

Net increase (decrease)	(7,020)	$(64,182)	47,931	$445,374

Advisor Class Shares:

Shares sold	660,524	$5,970,032	217,283	$1,982,625

Shares issued in reinvestment of distributions	35,333	321,562	20,198	183,021

Shares redeemed	(251,980)	(2,286,393)	(318,593)	(2,921,244)

Net increase (decrease)	443,877	$4,005,201	(81,112)	$(755,598)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	First $250 million
0.380%	Over $250 million, up to and including $500 million
0.360%	In excess of $500 million

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$933
CDSC retained	$219

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO FINANCIAL STATEMENTS

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations.The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2019, the Fund paid transfer agent fees of $99,379, of which $55,661 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended September 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.71%	$3,027,312	$17,412,912	$(17,307,552)	$ —	$ —	$3,132,672	3,132,672	$39,216

g.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class A1, Class C and Advisor Class of the Fund do not exceed 0.75%, and for Class R6 do not exceed 0.61% based on the average net assets of each class until January 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to February 1, 2019, expenses for Class R6 were limited to 0.64% based on the average net assets of the class.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

5.  Income Taxes (continued)

At September 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$2,473,340
Long term	1,463,451

Total capital loss carryforwards	$3,936,791

During the year ended September 30, 2019, the Fund utilized $480,373 of capital loss carryforwards.

On September 30, 2019, the Fund had expired capital loss carryforwards of $8,155,073, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$2,112,262	$2,299,767

At September 30, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$70,690,286

Unrealized appreciation	$1,476,148
Unrealized depreciation	(318,737)

Net unrealized appreciation (depreciation)	$1,157,411

Distributable earnings:
Undistributed ordinary income	$6,620

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and paydown losses.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2019, aggregated $143,184,831 and $147,336,200, respectively.

7.  Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At September 30, 2019, the value of this security represents less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

8.  Other Derivative Information

At September 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$12,958	[a]	Variation margin on futures contracts	$20,351	[a]

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended September 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$525,037	Futures contracts	$71,935

For the year ended September 30, 2019, the average month end notional amount of futures contracts represented $7,588,810.

See Note 1(d) regarding derivative financial instruments.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2019, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

10.  Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of September 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Corporate Bonds	$—	$109,360	$—	$109,360
U.S. Government and Agency Securities	—	504,681	—	504,681
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	17,056,998	24	17,057,022
Mortgage-Backed Securities	—	45,833,667	—	45,833,667
Short Term Investments	3,132,672	5,217,627	—	8,350,299

Total Investments in Securities	$3,132,672	$68,722,333	$24	$71,855,029

Other Financial Instruments:
Futures Contracts	$12,958	$—	$—	$12,958

Liabilities:
Other Financial Instruments:
Futures Contracts	$20,351	$—	$—	$20,351

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
CME	Chicago Mercantile Exchange	USD	United States Dollar	FRN	Floating Rate Note
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				REIT	Real Estate Investment Trust
				SF	Single Family

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Mortgage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Strategic Mortgage Portfolio (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 14, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,020,261 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2019.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1992	135	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	135

Avis Budget Group Inc. (car rental)

(2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2003 and Lead Independent Trustee since March 2019	135

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance)

(2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products)

(1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	135	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Strategic Mortgage Portfolio
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	357 A 11/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $39,536 for the fiscal year ended September 30, 2019 and $39,367 for the fiscal year ended September 30, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended September 30, 2019 and $5,000 for the fiscal year ended September 30, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2019 and $27 for the fiscal year ended September 30, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $114,908 for the fiscal year ended September 30, 2019 and $16,500 for the fiscal year ended September 30, 2018. The services for which these fees were paid included valuation services related to fair value engagement, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $134,908 for the fiscal year ended September 30, 2019 and $21,527 for the fiscal year ended September 30, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	November 29, 2019

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	November 29, 2019